SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 18, 2003

JMAR TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

State of Delaware (State or other jurisdiction of incorporation)

1-10515	68-0131180

(Commission File No.)	(IRS Employer Identification No.)

5800 Armada Drive, Carlsbad, California 92008 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (760) 602-3292

Not Applicable (Former name of or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets
Item 7. Exhibits.
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 2.1
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 99.1

Item 2. Acquisition or Disposition of Assets

On July 18, 2003, JMAR Technologies, Inc. (the “Company”) sold JMAR Precision Systems, Inc., a wholly-owned subsidiary (“JPSI”), to two individuals. JPSI operates in Chatsworth, California and is a manufacturer of precision measurement and inspection systems and precision motion control platforms used in the semiconductor and related industries. The transaction involved the sale of all of the shares of JPSI capital stock to Chandu Vanjani and Veena Kaul for the following consideration: 1) Cash payment at closing of $250,000, 2) Non-interest bearing Secured Promissory Notes of the buyers in the total amount of $250,000, with four equal annual principal payments due commencing on December 1, 2004, and 3) the guaranty by the buyers of the last 14 months of rent and other obligations under the facility lease in Chatsworth, California beginning on July 1, 2004, with the Company retaining the obligation for payment of rent and property taxes from the closing date to June 30, 2004. Immediately prior to Closing, JPSI assigned the Company all of JPSI’s receivables in the approximate amount of $420,000. The Company also assumed all of JPSI’s outstanding trade payables, taxes and employee liabilities existing as of the closing date in the approximate amount of $385,000, as well as all other, if any, JPSI liabilities incurred prior to the Closing Date that were not specifically retained by JPSI. JPSI retained all obligations and liabilities arising from contracts, warranties and open purchase orders.

The buyers have no material relationship to the Company or to any affiliates, directors or officers of the Company.

The Promissory Notes are secured by all of the assets of JPSI and the pledge of the buyers’ shares in JPSI. The buyers have also guaranteed JPSI’s obligations associated with the facility lease, with the guaranty secured by the pledge of certain personal assets.

Item 7. Exhibits.

(c)	The following exhibits are filed as a part of this Report:

          2.1     Agreement of Purchase and Sale of Stock, dated July 18, 2003, between JMAR Technologies, Inc., JMAR Precision Systems, Inc., Chandu Vanjani and Veena Kaul.

          10.1     Secured Promissory Note, dated July 18, 2003, executed by Chandu Vanjani in favor of JMAR Technologies, Inc. in the principal amount of $150,000.

          10.2     Secured Promissory Note, dated July 18, 2003, executed by Veena Kaul in favor of JMAR Technologies, Inc. in the principal amount of $100,000.

          99.1     Press Release issued July 24, 2003 reporting on the sale of JPSI.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: July 28, 2003	JMAR TECHNOLOGIES, INC. (Registrant)

	By:	/s/ JOSEPH G. MARTINEZ

Joseph G. Martinez Senior Vice President & General Counsel

INDEX TO EXHIBITS

Exhibit 2.1	Agreement of Purchase and Sale of Stock, dated July 18, 2003, between JMAR Technologies, Inc., JMAR Precision Systems, Inc., Chandu Vanjani and Veena Kaul

Exhibit 10.1	Secured Promissory Note, dated July 18, 2003, executed by Chandu Vanjani in favor of JMAR Technologies, Inc. in the principal amount of $150,000

Exhibit 10.2	Secured Promissory Note, dated July 18, 2003, executed by Veena Kaul in favor of JMAR Technologies, Inc. in the principal amount of $100,000

Exhibit 99.1	Press Release issued July 24, 2003 reporting the sale of JPSI